EXHIBIT 10.7


All other terms and conditions of said contract shall remain the same.
                  RE/MAX REAL ESTATE GROUP
                  215 W. ROCKRIMMON BOULEVARD
                  COLORADO SPRINGS, CO  80919
                  Phone: 719-599-8500  Fax: 719-594-4573



[[REMAX LOGO]]          RE/MAX Real Estate Group
                        215 W. Rockrimmon Boulevard
                        Colorado Springs, Colorado 80919
                        Office: (719) 599-8500 / Fax: (719) 594-4573

THIS FORM HAS IMPORTANT LEGAL CONSEQUENCES AND THE PARTIES SHOULD CONSULT LEGAL AND TAX OR OTHER COUNSEL BEFORE SIGNING.


                            AGREEMENT TO AMEND/EXTEND
                              CONTRACT WITH BROKER

                                                             Date: July 26, 2001
                                                                   -------------

This Agreement To Amend/Extend amends the following contract which is checked:

[X]      Listing Contract or;

[]       Exclusive Right-to-Lease Contract,

dated November 15, 2000    , relating to the sale or lease of the real estate in
      --------------------
the County of EL PASO           , Colorado, (Legal Description):
              -----------------
VACANT LAND PARCEL CONTAINING APPROXIMATELY eight (8) ACRES (PARCEL NO. 71000-00-003) LOCATED IN MONUMENT, EL PASO COUNTY, COLORADO. LEGAL ATTACHED EXHIBIT "A"

Known as REPLAT OF SEC 22 TNSH11S0    MONUMENT    CO        80123
         ---------------------------------------- --------- -------- (Property).
               Street Address          City         State     Zip

[]       Exclusive Right-to-Buy Contract or;

[]       Exclusive Tenant Contract,

dated                               , between Broker named below and Broker's
      -----------------------------
salesperson(s) ("Broker") and the undersigned Buyer or Seller.

     If this Agreement is used with a lease or rental transaction, the word "Seller" shall mean "Landlord", and the word "Buyer" shall mean "Tenant".

     This Agreement will control in the event of any conflict with the contract to which it amends.

     Buyer or Seller and Broker agree to amend the aforesaid contract as follows:

     1. The date ending the Listing Period or Duration of Agency/Duration Relationship is extended to December 31, 2001.

     2.   If  this   Agreement   amends  the  Listing   Contract  or   Exclusive
          Right-to-Lease Contract, the price or rental rate is changed to $499,000.00.

     3.   Additional amendments:

     SELLER TO PAY A CO-OP FEE OF 8% FOR VACANT LAND AND IN EVENT THE LISTING AGENT SELLS PROPERTY HIMSELF THE COMMISSION TO BE 6%


The printed portions of this form have been approved by the Colorado Real Estate Commission. (AE42-7-96) AE42-7-96. Agreement To Amend/Extend Contract with Broker RealFA$T(R) Forms, Box 4700, Frisco, CO 80443, Version 6.00,
(C)RealFA$T(R), 2001, Reg# LCOCOL223706
Completed by - TERRENCE P. SULLIVAN, BROKER ASSOCIATE, RE/MAX REAL ESTATE GROUP
                                                             07/20/01 11:01:35

All other terms and conditions of said contract shall remain the same.
             RE/MAX REAL ESTATE GROUP
             215 WEST ROCKRIMMON BLVD.
             COLORADO SPRINGS, CO80919
             Phone: 719-599-8500,  Fax: 719-594-4573


             By: /s/ Terrence P. Sullivan                            7-25-01
                ----------------------------------------------------------------
                 Signature   TERRENCE P. SULLIVAN                      Date



SELLER   /s/ Erica Hull                                        DATE  8-8-01
            ------------------------------------------------        ------------
  ERICA HULL DBA NEW ALLIED CO.

or

Buyer                                                          DATE
            ------------------------------------------------        ------------

The printed portions of this form have been approved by the Colorado Real Estate Commission. (AE42-7-96) AE42-7-96. Agreement To Amend/Extend Contract with Broker RealFA$T(R)Forms, Box 4700, Frisco, CO 80443, Version 6.00,
(C)RealFA$T(R), 2001, Reg# LCOCOL223706
Completed by - TERRENCE P. SULLIVAN, BROKER ASSOCIATE, RE/MAX REAL ESTATE GROUP
                                                             07/26/01 11:01:35

                          J. Patrick Kelly  El Paso Cnty, CO   04/13/1998  11:49
                          MC93C46590 Doc     5:00 Rec    $80.00   PC 16/      16

[LOGO]
                                   EXHIBIT "A"

                              PROPERTY DESCRIPTION

A TRACT OF LAND BEING PORTIONS OF THE SOUTHWEST QUARTER OF SECTION 23 AND THE SOUTHEAST QUARTER OF SECTION 22, BOTH IN TOWNSHIP 11 SOUTH, RANGE 67 WEST OF THE 6th P.M., EL PASO COUNTY, COLORADO MORE PARTICULARLY DESCRIBED AS:

BEGINNING AT THE NORTHEAST CORNER OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 22, TOWNSHIP 11 SOUTH, RANGE 67 WEST OF THE 6th P.M.; THENCE S 88(degree)30'10" W ON THE NORTH LINE OF MONUMENT INDUSTRIAL PARK - PHASE 2 AS RECORDED IN PLAT BOOK T-3 AT PAGE 105 OF THE RECORDS OF EL PASO COUNTY A DISTANCE OF 289.29 FEET TO THE EASTERLY RIGHT-OF-WAY LINE OF SYNTHES AVENUE; THENCE NORTHERLY ON SAID RIGHT-OF-WAY LINE THE FOLLOWING THREE COURSES:

     1) ON A CURVE, CONCAVE TO THE WEST, HAVING A RADIUS OF 400.00 FEET, A CENTRAL ANGLE OF 27(degree)7"41'30", AN ARC LENGTH OF 193.32 FEET AND A CHORD BEARING N 13(degree)15'05" W A DISTANCE OF 191.45 FEET;

     2)   N 27(degree)05'50" W A DISTANCE OF 696.51 FEET;

     3) ON A CURVE TO THE LEFT HAVING A RADIUS OF 400.00 FEET, A CENTRAL ANGEL OF 20(degree)26'37" AND AN ARC LENGTH OF 142.72 FEET;

THENCE N 42(degree)27'33" E ON A LINE RADIAL TO THE PRECEDING CURVE A DISTANCE OF 338.39 FEET TO A POINT ON THE WESTERLY RIGHT-OF-WAY LINE OF THE DENVER AND RIO GRANDE WEST RAILROAD; THENCE S 27(degree)05'50" E ON SAID WESTERLY RIGHT-OF-WAY LINE A DISTANCE OF 1119.52 FEET TO THE WEST LINE OF THE SOUTHWEST QUARTER OF SECTION 23, TOWNSHIP 11 SOUTH, RANGE 67 WEST; THENCE CONTINUE S 27(degree)05'50" E ON SAID RIGHT-OF-WAY A DISTANCE OF 185.94 FEET TO THE SOUTH LINE OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SAID SECTION 23; THENCE N 89(degree)29'48" W ON SAID SOUTH LINE A DISTANCE OF 86.67 FEET TO THE POINT OF BEGINNING, THE DESCRIBED TRACT CONTAINS ?? ACRES, MORE OR LESS.

                                            [REGISTRATION STAMP]

NORTE and ASSOCIATES, Inc.
Engineers/Surveyors
5350 North Academy Boulevard, Suite 100, Colorado Springs, CO 80918 Tel 790-528-1159 Fax 790-528-6244
           Serving Clients Throughout the Western United States

                                       A-1